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                                                                   EXHIBIT 10.74


                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------

               THIS AGREEMENT is dated as of the ___ day of ____________, 1998, and is between ALPHA MICROSYSTEMS, a California corporation ("Alpha Micro"), and ____________ (the "Optionee").


                              W I T N E S S E T H:
                              - - - - - - - - - -

               WHEREAS, Alpha Micro has acquired all of the stock of Delta Computec Inc. ("DCI") and DCI is now a wholly owned subsidiary of Alpha Micro;

               WHEREAS, Optionee was a key employee of DCI prior to its acquisition by Alpha Micro; and

               WHEREAS, as an inducement to Optionee to agree to be an employee of DCI as Alpha Micro's subsidiary, Alpha Micro agreed to grant to Optionee a non-qualified stock option to purchase all or any part of _____________ authorized but unissued shares of Common Stock of Alpha Micro upon the terms and conditions set forth herein.

               NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

               1. Grant of Option. This Agreement evidences Alpha Micro's grant to the Optionee, pursuant to action of the Board of Directors of Alpha Micro on August 27, 1998 to be effective on September 1, 1998 (the "Award Date") of the right and option to purchase, on the terms and conditions set forth herein, all or any part of an aggregate of ______ shares of the Common Stock at the price of $_________ per share (the "Option"), exercisable from time to time, subject to the provisions of this Agreement, prior to the close of business on the day before the tenth anniversary of the Award Date (the "Expiration Date"). This Option is not intended to constitute an incentive stock option within the meaning of Section 422 of the Code.

               2. Exercisability of Option. The Option may be exercised in installments as to 25% of the aggregate number of shares set forth in Section 1 hereof on and after the first anniversary of the Award Date and as to an additional 25% of such aggregate number of such shares on each of the second, third and fourth anniversaries of the Award Date.

               To the extent the Optionee does not in any year purchase all or any part of the shares to which the Optionee is entitled, the Optionee has the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the Option terminates or expires. Fractional share interests shall be disregarded, but may be cumulated.


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               3. Method of Exercise of Option.

               (a) The Option shall be exercisable by the delivery to Alpha Micro of a written notice stating the number of shares to be purchased pursuant to the Option and accompanied by payment for the full purchase price of the shares to be purchased. Such payment shall be in readily available funds, provided that Alpha Micro may, in its sole discretion, accept payment in whole or in part (i) by cancellation of any indebtedness owed by Alpha Micro to the Optionee, (ii) by a promissory note executed by the Optionee, (iii) in the form of unrestricted Stock already owned by the Optionee , provided that shares delivered in payment of the exercise price must have been owned by Optionee for at least six moths prior to the exercise; (iv) by having shares withheld to pay the exercise price, or (v) by any combination of the foregoing. In addition, Alpha Micro may as a condition to exercise require Optionee to represent to and agree with Alpha Micro in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which Alpha Micro deems appropriate to reflect any restrictions on transfer.

               (b) Alpha Micro may require that the Optionee enter into an arrangement providing for the payment by the Optionee to Alpha Micro of any tax withholding obligation of Alpha Micro arising by reason of (1) the exercise of the Option; or (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise.

               4. Conditions to Exercise. Notwithstanding anything to the contrary contained herein, this Option may not be exercised unless the shares issuable upon exercise of the Option are then registered under the Securities Act of 1933, as amended (the "Securities Act") or, if such shares are not then so registered, Alpha Micro has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. If Alpha Micro, in its sole discretion, shall determine that it is necessary to comply with applicable securities laws, the certificate or certificates representing the shares issuable upon exercise of the Option shall bear an appropriate legend in form and substance, as determined by Alpha Micro, giving notice of applicable restrictions on transfer under or in respect of such laws.

               5. Effect of Termination of Employment or Death; Change in Subsidiary Status. The Option and all other rights hereunder, to the extent not exercised, shall terminate and become null and void at such time as the Optionee ceases to be employed by either Alpha Micro or any subsidiary of Alpha Micro, except that:

                      (a) if the Optionee voluntarily terminates or resigns, the Optionee may at any time within a period of three months after such termination exercise the Option to the extent the Option was exercisable at the date of such termination;

                      (b) if the Optionee terminates by reason of becoming permanently and totally disabled, then the Option shall, to the extent not theretofore exercised, fully vest and may be exercised within a period of one year after the Optionee's termination from employment;


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                      (c) if the Optionee dies prior to a termination of
        employment, or within three months after a termination of employment under subsection (a) or (b) above, then the Option may be exercised within a period of one year after the Optionee's termination from employment;

provided, however, that in no event may the Option be exercised by anyone under this Section or otherwise after the Expiration Date. If Optionee is employed or engaged by an entity which ceases to be a Subsidiary, such event shall be deemed for purposes of this Section 6 to be a termination described in subsection (a) in respect of Optionee.

               6. Investment Representation. The Optionee hereby covenants and agrees with Alpha Micro that if, at the time of exercise of the Option, there does not exist a Registration Statement on an appropriate form under the Securities Act, which Registration Statement shall have become effective and shall include a prospectus which is current with respect to the shares subject to the Option, (i) that the Optionee is purchasing the shares for the Optionee's own account and not with a view to the resale or distribution thereof, (ii) that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, the Optionee shall, prior to any offer for sale of sale of such shares, obtain a favorable written opinion from counsel for or approved by Alpha Micro as to the applicability of such exemption and (iii) that the Optionee agrees that the certificates evidencing such shares shall bear a legend to the effect of the foregoing.

               7. Non-Transferability of Option. The Option and any other rights of the Optionee under this Agreement or the Plan are nontransferable.

               8. Income Taxes. Optionee shall, no later than the date as of which the value of an award first becomes includable in the gross income of Optionee for federal income tax purposes, pay to Alpha Micro, or make arrangements satisfactory to Alpha Micro regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of Alpha Micro under this Agreement shall be conditional on the making of such payments or arrangements, and Alpha Micro (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Optionee.

               9. No Enlargement of Employee Rights. While Alpha Micro has granted the Option hereunder as an inducement to Optionee to be an employee of DCI as a subsidiary of Alpha Micro, employee's employment is at will and nothing contained herein shall be deemed to give any employee the right to be retained in the employ of DCI or Alpha Micro, or to interfere with the right of DCI or Alpha Micro to discharge or retire any employee thereof at any time.


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               10. No Stockholder Rights Conferred. Nothing contained in the
Plan or any agreement hereunder will confer upon any rights of a stockholder of Alpha Micro unless and until shares of Stock are in fact issued to Optionee.

               11. Changes in Capital Structure. If all or any portion of this Option shall be exercised subsequent to any stock dividend, split-up, recapitalization merger, consolidation, combination or exchange of shares, separation, reorganization or liquidation occurring after the date hereof, as a result of which shares of any class shall be issued in respect of outstanding shares of Common Stock, or shares of Common Stock shall be changed into the same or another class or classes, the person or persons so exercising the Option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which, if shares of Common Stock as authorized at the date hereof had been purchased at the date hereof for the same aggregate price, on the basis of the price per share set forth in Paragraph 1 hereof, and had not been disposed of, such person or persons would be holding at the time of such exercise, as a result of such purchase and all such stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reoranizations or liquidations; provided however, that no fractional shares shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. Notwithstanding anything contained hereinabove to the contrary, it is expressly understood and agreed that no adjustment in the price and/or number of shares of Common Stock covered by this Option shall be made in the event the outstanding shares of Common Stock of Alpha Micro are hereafter increased by reason of a public or private offering of additional securities by Alpha Micro.

               12. Titles and Headings. Titles and headings of sections and articles of this Plan are for convenience of reference only and shall not affect the construction of any provision of this Plan.

               13. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to Alpha Micro at its principal office located at 2722 South Fairview Street, Santa Ana, California 92704, to the attention of the Chief Financial Officer and to the Optionee at the address given beneath the Optionee's signature hereto, or at such other address as either party may hereafter designate in writing to the other.


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               IN WITNESS WHEREOF, Alpha Micro has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his or her hand.

                                    ALPHA MICROSYSTEMS,
                                    a California corporation


                                    By:_________________________________________
                                       Name:   Douglas J. Tullio
                                       Title:  President


                                    OPTIONEE


                                    ____________________________________________
                                    (Signature)

                                    ____________________________________________
                                    (Print Name)

                                    ____________________________________________
                                    (Address)

                                    ____________________________________________
                                    (City, State, Zip Code)



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